SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 19, 2002
                         -------------------------------
                        (Date of earliest event reported)


                       Video Network Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                   000-22235                   52-1707962
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  (State of                 (Commission File             (I.R.S. Employer
Incorporation)                     Number)               Identification Number)


          50 International Drive, Portsmouth, New Hampshire 03801
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            (Address of principal executive office and zip code)


                               (603) 334-6700
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            (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



ITEM 4.   CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On July 25, 2002, Video Network Communications, Inc. (the "Company") filed a Current Report on Form 8-K relating to the dismissal of Ernst & Young LLP ("E&Y") as the Company's certifying accountant. On July 30, 2002, the Company filed an amendment to the Current Report on Form 8/K-A to include as an exhibit a letter, dated July 29, 2002, from E&Y to the Securities and Exchange Commission (the "SEC"). The Company hereby files this Form 8-K/A to amend the July 25, 2002 and July 30, 2002 Current Reports.

(a) Effective on July 19, 2002, Video Network Communications, Inc. (the "Company") dismissed its current independent public accountants, Ernst & Young LLP ("E&Y"), as the Company's certifying accountant. This decision was made by the Company's board of directors in connection with the recent majority equity position taken in the Company by Moneyline Networks, LLC.

         The reports of E&Y on the financial statements of the Company since E&Y's engagement on June 26, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of the financial statements as of and for the year ended December 31, 2001 included an explanatory paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern. In addition, for the year ended December 31, 2001, E&Y identified a reportable condition in the Company's internal controls relative to its ability to report in a timely manner as required under the Securities Exchange Act of 1934 (the "Exchange Act").

         During the first four and a half months of 2002 the financial staff at the Company was fully engaged in completing a financing transaction that was fundamental to the survival of the Company. This activity was being conducted at a time when the Company was severely strained from a liquidity standpoint. Both the financial situation in which the Company found itself and the demands of identifying, negotiating, and closing on a critical financing transaction required major time commitments from the Company's financial staff, and created an inability to complete the Company's 10-KSB filing in a timely manner. On May 17, 2002, these issues were resolved with the majority investment made in the Company by Moneyline Networks, LLC. Since that date, there has been an orderly and planned transition in financial leadership. Company management is of the opinion that the factors that lead E&Y to identify a reportable condition in the Company's internal controls relative to the Company's timely filing of its 10-KSB have been eliminated and the Company believes it will soon be in a position to report in a timely manner as required under the Exchange Act on a going forward basis. Company management has also informed Deloitte & Touche LLP ("D&T"), the Company's new independent auditors, of the steps taken to address the reportable condition in the Company's internal controls and D&T will consider such conditions and steps in planning its interim review and audit procedures.

         Since E&Y's engagement on June 26, 2001, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or other auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements.

(b) Effective on July 19, 2002, the Company engaged D&T as its independent auditors to audit the Company's financial statements, which engagement was approved by the Company's board of directors. The Company has not consulted D&T regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

No.               Description
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16.1              Letter, dated August 8, 2002 from Ernst & Young LLP to the
                  Securities and Exchange Commission.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            VIDEO NETWORK COMMUNICATIONS, INC.

Date: August 8, 2002                        By: /s/ Carl Muscari
                                                --------------------------------
                                                Name:  Carl Muscari
                                                Title: Chief Executive Officer



                               EXHIBIT INDEX
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No.               Description
--                -----------

16.1 Letter, dated August 8, 2002 from Ernst & Young LLP to the Securities and Exchange Commission.